Assets classified as held for sale	6 Months Ended
Jun. 30, 2026
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets classified as held for sale

Note 13	Assets classified as held for sale
Divestment of Nantes Building, France
Following the decision to close the french site of Nantes, Valneva discontinued the on-site operations. Subsequently, Valneva initiated a sale process and identified a buyer for the site. On July 9, 2026, a promise of sale was signed covering the site and certain equipment at a transaction price exceeding their net book value. As of June 30, 2026, management considered the sale of the Nantes site to be highly probable, consequently, as of June 30, 2026, the building and the related equipment, with a total net book value of €1.8 million, have been classified and presented as assets held for sale (December 31, 2025: nil).